                                                                    EXHIBIT 10.1



            THIRD AMENDMENT TO AMENDED AND RESTATED MASTER AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER AGREEMENT (this "THIRD AMENDMENT") is made and entered this 4th day of October, 2004, to be effective as of October 1, 2004 (the "EFFECTIVE DATE"), by and among PMC COMMERCIAL TRUST and its subsidiaries, PMCT Sycamore, L.P., PMCT Macomb, L.P., PMCT Marysville, L.P. and PMCT Plainfield, L.P. (collectively, the "LESSOR"), ARLINGTON INNS, INC. (formerly Amerihost Inns, Inc.) (the "LESSEE") and ARLINGTON HOSPITALITY, INC. ("ARLINGTON").

                                    RECITALS

         WHEREAS, the parties hereto entered into an Amended and Restated Master Agreement dated January 24, 2001 (the "ORIGINAL MASTER AGREEMENT"), to set forth their agreement to amend and restate provisions of the Master Agreements (as therein defined) and other matters set forth therein; and

         WHEREAS, the parties hereto have previously amended the Original Master Agreement by (a) that certain First Amendment to Amended and Restated Master Agreement dated as of May 25, 2001 and (b) that certain Second Amendment to Amended and Restated Master Agreement dated as of June 4, 2003 (the Original Master Agreement, as so amended, herein called the "MASTER AGREEMENT"); and

         WHEREAS, Arlington has guaranteed the obligations of Lessee under the Property Leases pursuant to that certain Guaranty Agreement dated June 30, 1998 (the "GUARANTY"); and

         WHEREAS, the parties wish to make further amendments to the Master Agreement as more fully set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Agreement.

2. BASE RENT. Anything in the Master Agreement or the Property Leases to the contrary notwithstanding, the parties agree as follows:

         (a) By letter agreements dated March 11, 2004, April 29, 2004, June 2, 2004, July 5, 2004, July 30, 2004 and September 1, 2004 (collectively, the "PRIOR AGREEMENTS"), Lessor agreed to accept the following reduced payments of Base Rent (each, a "REDUCED PAYMENT"), all of which have been paid by Lessee to
                  Lessor:

                  (i)      March 1, 2004 Reduced Payment:       $385,319.00


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 1
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                  (ii)     April 1, 2004 Reduced Payment:       $359,833.00

                  (iii)    May 1, 2004 Reduced Payment:         $359,833.00

                  (iv)     June 1, 2004 Reduced Payment:        $359,833.00

                  (v)      July 1, 2004 Reduced Payment:        $359,833.00

                  The Reduced Payment amount for March 1, 2004 included the late fee due on the March 1 Base Rent payment and past due Base Rent due to CPI increases as provided in the Property Leases. Lessee paid to Lessor the March 1, 2004 Reduced Payment, less the sum of $108,897.00 (which amount was funded by Lessor from the Escrow Funds held under the Master Agreement), for a net payment of $276,422.00. Lessee paid to Lessor the April 1, 2004 Reduced Payment, less the sum of $100,000 (which amount was funded by Lessor from the Escrow Funds held under the Master Agreement), for a net payment of $259,833.00. Pursuant to the Prior Agreements, Lessor applied $425,056.00 of the Escrow Funds held under the Master Agreement to pay the Accrued Base Rent (as defined in the Prior Agreements) outstanding as of September 1, 2004.

                  Pursuant to the Prior Agreements, Lessee paid the Base Rent due on August 1, 2004 in the full amount required under the Leases, being the sum of $444,844.25 and the Base Rent due on September 1, 2004 in the full amount required under the Leases, being the sum of $422,952.30.


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 2
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         (b)      Provided no Contract Rate Event of Default or Default Rate
                  Event of Default (as both terms are hereinafter defined) has occurred and is continuing, beginning on the Effective Date, the Base Rent payments required to be paid under the Property Leases shall be reduced to an amount equal to an annualized rate (the "PAY RATE") of eight and one-half percent (8 1/2%) of the Total Assigned Values of the Hotels then remaining subject to a Property Lease (the "REDUCED BASE RENT PAYMENT"). The following events shall each constitute a "CONTRACT RATE EVENT OF DEFAULT" hereunder: (i) the occurrence of the event described in Paragraph 4(f)(i) below or (ii) the occurrence of a non-monetary event of default by Lessee or Arlington under the Master Agreement, the Property Leases, and any other agreements between Lessee, Guarantor and Lessor, including, without limitation, performance of any non-monetary obligations under those certain notes and agreements listed on
                  Schedule 1 attached hereto (the "RELATED OBLIGATIONS") and such event of default is not cured within any applicable grace or cure periods. The following events shall each constitute a "DEFAULT RATE EVENT OF DEFAULT" hereunder: (i) the occurrence of the event described in Paragraph 4(f)(ii) below, (ii) the failure of Lessee to pay the Arlington Fee Amount in accordance with the terms of Paragraph 4(b) below, or (iii) the occurrence of a monetary event of default by Lessee or Arlington under the Master Agreement, the Property Leases, and any other of the Related Obligations (including, without limitation, the failure to pay any principal, interest, real estate taxes or real estate tax escrow payments due and payable thereunder), and such event of default is not cured within any applicable grace or cure periods.

         (c) Upon the occurrence of a Contract Rate Event of Default and until such Contract Rate Event of Default has been cured, the Base Rent will be calculated at the rate set forth for each Hotel in the Master Agreement and the separate Property Leases (herein the "CONTRACT RATE"). The increase to the Contract Rate will be effective (A) commencing on the first (1st) day of the month in which the Contract Rate Event of Default occurs and will remain effective until the first (1st) day of the first month following the month in which the Contract Rate Event of Default is cured, at which time the Pay Rate will be reinstated, or (B) as otherwise provided in Section 4(f)(i) below.

         (d) Upon the occurrence of a Default Rate Event of Default and until such Default Rate Event of Default has been cured, the Base Rent will be calculated at the rate of fifteen percent (15%) per annum (the "DEFAULT RATE"). The increase to the Default Rate will be effective (A) commencing on the first
                  (1st) day of the month in which the Default Rate Event of Default occurs and will remain effective until the first (1st) day of the first month following the month in which the Default Rate Event of Default is cured, at which time the Pay Rate will be reinstated, or (B) as otherwise provided in
                  Section 4(f)(ii) below.

3. FOURTH PURCHASE OPTION; PAYMENTS UPON SALE. Lessee and Lessor acknowledge that the Fourth Purchase Option has been satisfied through the Sale Closing of the AmeriHost Inn, Port Huron, Michigan (the "PORT HURON HOTEL"), which occurred on or about August 25, 2004. There will be no further purchase options under the Master Agreement. The provisions of Article 10.6 of the Master Agreement that provide for the payment to Lessor of $125,000.00 and $150,000.00 are hereby deleted in their entirety.


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 3
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4.       SALES OF THE HOTELS.

         (a) Lessee shall cause the Hotels to be sold under Approved Contracts in accordance with the following schedule (the "SALES SCHEDULE"):

                  (i) a minimum of six (6) Hotels on or before October 1, 2005 (which includes the sale of the Port Huron Hotel);

                  (ii) a minimum of eleven (11) Hotels (cumulative) on or before October 1 , 2006;

                  (iii) a minimum of sixteen (16) Hotels (cumulative) on or before October 1, 2007; and

                  (iv) a minimum of twenty-one Hotels (cumulative) on or before October 1, 2008.

         (b) Anything in Article 10.6 of the Master Agreement to the contrary notwithstanding, upon the closing of the sale of any of the Hotels (herein, a "SALE CLOSING"), Lessor shall be paid the following amounts, in the following manner: (a) concurrently with each Sale Closing, the sale proceeds, after payment of the Closing Costs (the "NET SALES PROCEEDS") and
                  (b) an amount equal to twenty-five and three-tenths percent (25.3%) of the gross room revenues for such Hotel for the 12-month period prior ending on the last day of the month immediately preceding the month in which the Sale Closing occurs (the "ARLINGTON FEE AMOUNT"), payable as provided below. As used herein "CLOSING COSTS" shall mean fees, broker fees, commissions, title premiums, recording fees, prepayment penalties on related debt of the Lessor, if any, assumption fees, or any transfer tax or taxes levied by any local or state taxing authority and shall not include real estate taxes and any other operating costs and expenses related to the Hotel that are prorated and payable by the "seller" at the Sale Closing. Lessee shall be responsible for the payment of all such prorated amounts and such amounts shall not be deducted from the sales proceeds to determine the Net Sales Proceeds. The following example will illustrate the calculation of the Net Sales Proceeds:

                           The purchase price for the Hotel is $1,000,000 and at the closing date, Lessee has not yet paid real estate taxes and Lessee's prorated share of such real estate taxes is $80,000.00. In addition, Lessee's prorated share of amounts due under service contracts and for utilities is $10,000.00. Closing Costs are $15,000.00. The Net Sales Proceeds payable to Lessor by Lessee for the purpose of this Agreement would be $985,000.00, notwithstanding that the settlement statement would show a "net payment" to the Seller of $895,000.00.

                  The applicable Arlington Fee Amount will be paid to Lessor within forty-five (45) days following each Sale Closing date and shall be accompanied by a certification by Lessee of the calculation of such amount, together with backup documentation. Upon receipt by Lessor, the Arlington Fee Amount will be


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 4
-------------------------

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                  applied by Lessor to reduce the principal balance of the
                  Deficit Note (as defined in the Proceeds Deficits Loan Agreement (herein so called) between Arlington and Lessor dated of even date herewith.

         (c) If the amount of the Net Sales Proceeds for any Hotel exceeds the Assigned Value (herein so called) for such Hotel as reflected on Exhibit E attached to the Master Agreement ("PROCEEDS EXCESS"), the amount of any such Proceeds Excess shall be applied as follows: (a) if as of the Sale Closing of such Hotel, there exists a Proceeds Deficit (as hereinafter defined), the Proceeds Excess will be applied by Lessor (i) first, to reduce any existing Proceeds Deficit amount and (ii) second, reduce the Assigned Value of the remaining Hotels in such amounts as determined by Lessor in its discretion and (b) if as of the Sale Closing of such Hotel, no Proceeds Deficit exists, the Proceeds Excess will be (i) applied by Lessor to reduce the Assigned Value of the remaining Hotels, in such amounts as determined by Lessor in its reasonable discretion, taking into consideration, among other factors, the relative operating deficits of the Hotels that are scheduled for sale or (ii) if the Sale Closing is for the final Hotel or the Total Assigned Values are reduced to zero (0), released to Lessor. If at any time during the term of the Master Agreement, the Total Assigned Values of the Hotels that have not been sold is reduced to $1,500,000 or less and the Proceeds Deficit has been paid in full, Lessor may, at its option, terminate the Property Leases for such Hotels and Lessee and Arlington will have no further right or interests under the Property Leases or in the Hotels. As used herein, the term "PROCEEDS DEFICIT" with respect to any Hotel, shall mean an amount equal to the deficit between the amount of the Net Sales Proceeds for a Hotel and the Assigned Value for such Hotel and "PROCEEDS DEFICITS" shall mean the aggregate of such deficits for all Hotels.

         (d) The payment of the Proceeds Deficits shall become the absolute and immediate obligation of Arlington pursuant to and subject to the terms of the Proceeds Deficits Loan Agreement.

         (e) Concurrently with the sale of the Port Huron Hotel, Arlington executed, as maker, a promissory note in favor of Lessor, as payee, in the original principal amount equal to the Proceeds Deficits occasioned by the sale of the Port Huron Hotel, a copy of which is attached hereto as Schedule 3 (the "PORT HURON DEFICIT NOTE"). Lessor and Lessee acknowledge and confirm that the current principal balance of the Port Huron Deficit Note is $509,830.33. Concurrently with the execution of this Third Amendment and the Proceeds Deficits Loan Agreement, Arlington shall execute, as maker, and deliver to Lessor a Deficit Note in the form contemplated under the Proceeds Deficits Loan Agreement in the original principal amount that is equal to the current outstanding principal balance of the Port Huron Deficit Note. Concurrently with Arlington's execution and delivery of the Deficit Note, Lessor shall return the original Port Huron Deficit Note to Arlington. Lessee further acknowledges and agrees that the Arlington Fee Amount payable in connection with the sale of the Port Huron Hotel in the amount of $164,889.60 remains outstanding and will be paid by Lessee to Lessor on or before October 11, 2004. Upon payment of such Arlington Fee Amount, Lessor will apply such payment to reduce the principal balance of the Deficit Note and will


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 5
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                  note such principal reduction to the Deficit Note in
                  accordance with the provisions of the Proceeds Deficits Loan Agreement.

         (f) Anything herein, in the Master Agreement or the Property Leases to the contrary notwithstanding, if the number of Hotels required to be sold pursuant to the Sales Schedule exceeds the number of Hotels actually sold as the last day of a Sale Year (i) by five (5) or less Hotels, such event shall be deemed a Contract Rate Event of Default, and beginning on the first (1st) day of the first (1st) month in the next Sales Year, the Base Rent will become payable at the Contract Rate until the first (1st) day of the month following such time as the minimum number of Hotels have been sold for such prior Sales Year, at which time the Pay Rate will be reinstated and
                  (ii) by more than five (5) Hotels, such event shall be deemed a Default Rate Event of Default, and beginning on the first
                  (1st) day of the first (1st) month in the next Sales Year, Base Rent will accrue at the Default Rate until the first
                  (1st) day of the month following such time as the minimum number of Hotels have been sold for such prior Sales Year, at which time the Contract Rate will be reinstated and the provisions of clause (i) of this subsection (f) will again be applicable.

         (g) As used herein the term "SALES YEAR" shall mean the period beginning on October 1 of one calendar year and ending on September 30 of the following year.

5.       CAPITAL EXPENDITURE RESERVE. Anything in the second sentence of Section
         10.8 to the contrary notwithstanding, upon any sale of a Hotel, 100% of the combined Capital Expenditure Reserve Account and the FF&E Reserve Account (collectively, the "RESERVES") for such Hotel shall be applied to such accounts for the remaining Hotels in such amounts as determined by Lessor in its reasonable discretion after taking into account the planned timing of remaining Hotel sales and the relative investment in each Hotel necessary to derive the greatest sales value; provided, however, that until the breakfast rooms for the Rochelle Hotel, the Wooster North Hotel and the Grand Rapids North Hotel are completed, the Reserves (inclusive of the Port Huron Reserves) shall be applied to the costs of completing these breakfast rooms. Lessee will use its reasonable efforts to utilize the Reserves for the Hotels prior to the sale of the Hotels for the purposes set forth in the Property Leases and as necessary to maintain the Hotels as required under the Property Leases. Any Reserves remaining at the time the last Hotel is sold will be applied to reduce the Proceeds Deficit, and if no Proceeds Deficit exists, released to Arlington.


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 6
-------------------------

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6.       OPERATING STATUS REPORTS. Within thirty (30) days after the end of each calendar quarter, Lessee shall provide Lessor with a status report on each Hotel owned by Lessor at such time, which report shall include the following information: (a) market position information (per STAR or other similar reports), (b) information regarding any new competition of which Lessee is advised, and (c) information on any significant developments impacting the Hotel's business. Such reports shall be in addition to and not in substitution of the financial reports that Lessee is required to provide pursuant to the terms of the Property Leases and Master Agreement and Lessee shall continue to provide such financial reports as required under the terms of the Property Leases and Master Agreement.

7.       SALES PROCESSES; APPROVALS.

         (a) Lessee shall submit offers it or Arlington receives on the Hotels to the Lessor on a timely basis, with Lessee's and Arlington's opinions as to whether such offer should be pursued.

         (b) Lessee and/or Arlington will provide a monthly written status report to Lessor describing (i) the status of any pending sales of the Hotels and (ii) indications of interest and offers made with respect to the potential sale of any of the Hotels. Along with such report, Lessee shall update the operations status report referred to in Paragraph 6 above for any offer being submitted by Lessee, but only to the extent it is aware of new material developments per the terms set forth in the last such operations status reports for the applicable Hotel.

         (c) Prior to the execution of any contract for the sale of a Hotel, Lessee shall submit the following to Lessor for Lessor's approval, not to be unreasonably withheld or delayed:
                  (i) a summary of the economic terms of such proposed sale,
                  (ii) the identity and financial information regarding the proposed purchaser, (iii) a copy of the proposed letter of intent and (iv) when available, the form of the final, execution draft of the proposed contract of sale. Within five
                  (5) business days after actual receipt by Lessor of (A) the items listed in (i) through (iii) in the preceding sentence, Lessor shall indicate its approval or disapproval of the terms of the proposed sale and (B) the form of the final, execution draft of the proposed contract of sale, Lessor shall indicate its approval or disapproval of such form; provided that if Lessor fails to respond within said five (5) business day period, the terms of such sale and the form of the final, execution draft of contract of sale, respectively, shall be deemed approved and Lessee may proceed to the Sale Closing under the terms approved (or deemed approved) by Lessor. Any material deviation from such terms shall require the further approval of Lessor. Any contract of sale approved (or deemed approved) by Lessor under this Paragraph 7(c) is herein called an "APPROVED SALES CONTRACT". Lessee shall submit the items described in subsections (i) and (ii) above by overnight courier and they shall be deemed received upon acknowledgment of receipt by Lessor.

         (d) Lessor and Lessee hereby agree and acknowledge that (i) Lessor has agreed to the sales of the Hotels listed on Schedule 2 at the prices listed on Schedule 2 and (ii) that Lessee need not seek further approvals for the sales of the Hotels listed on
                  Schedule 2 at such prices provided that (A) such sales occur within six (6) months following the Effective Date, (B) Lessee submits to Lessor the


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 7
-------------------------

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                  proposed contract of sale for such Hotels prior to the
                  execution thereof in accordance with subparagraph (c) above and (C) Lessee thereafter sells such Hotels pursuant to terms and conditions that are substantially similar to those set forth in the Approved Sales Contract and at prices substantially similar or greater than those set forth in
                  Schedule 2. Lessor and Lessee may mutually agree at any time to substitute Hotels for those Hotels listed in Schedule 2.

         (e)      Notwithstanding, to the extent a Hotel has not sold within six
                  (6) months of the date the anticipated sale price and terms are approved by Lessor pursuant to the terms of this Paragraph 7, then Lessee shall either (i) request Lessor to agree to an extension of the closing date under the Approved Sales Contract or (ii) submit revised sales proposals pursuant to the provisions of subparagraph (c) above.

         (f) Lessee shall cause any brokers working directly with Lessee on the sale of Hotels to communicate with Lessor and Lessee concurrently at the request of the Lessor.

         (g) All the Hotels will be sold as "AmeriHost Inn" hotels, with the AmeriHost franchise agreement for such Hotel to continue after such sale, unless agreed to otherwise by Lessor and Lessee.

8. NEGATIVE COVENANTS OF LESSEE AND ARLINGTON. Lessee and Arlington hereby agree and covenant as follows:

         (a) No dividends shall be declared or distributed with respect to the common stock of Arlington until all amounts owing to Lessor under the Master Agreement, the Property Leases and the Deficit Agreement are paid in full. Notwithstanding the foregoing, provided no Default Rate Event of Default exists, dividends for preferred stock of Arlington may be declared and distributed.

         (b) There shall be permitted no stock buy-backs of Arlington stock, except (i) under executive employment contracts or employee bonus plans, provided that any buy-back under an executive employment contract may not exceed the exercised amount plus taxes thereon, or (ii) pursuant to stock repurchases in the open market with the amount of cash received through option purchases, provided in no event shall such net cash requirement be greater than $350,000, in the aggregate, during the term of the Master Agreement for the items described in (i), and (ii) above.

9. CONFIDENTIALITY AGREEMENT; PRESS RELEASES. The Confidentiality Agreement dated February 19, 2004 and executed by the parties hereto is hereby terminated and of no further force and effect. Lessee and Arlington agree, however, that any press release regarding the terms or the subject matter of this Third Amendment, the Master Agreement, the Property Leases, the Deficit Agreement or in any way relating to the relationship between Lessee, Arlington and Lessor shall be subject to the prior approval of Lessor prior to its release. Notwithstanding the foregoing, either Lessor or Lessee may make any such disclosures and press releases as are necessary to comply with applicable federal or state laws, codes or regulations.


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 8
-------------------------

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10.      CONTINUED VALIDITY. Except as expressly provided in this Third
         Amendment, all terms, conditions, representations, warranties, and covenants contained in the Master Agreement and shall remain in full force and effect, and are hereby ratified, confirmed and acknowledged by Lessee and Arlington. All references herein or the Property Leases to the Master Agreement shall be deemed to reference the Master Agreement as amended by this Third Amendment, and any default of the terms of this Third Amendment shall be deemed an event of default under the Master Agreement and Property Leases.

11. CONSTRUCTION. This Third Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with and governed by, the laws of the State of Texas and applicable laws of the United States of America.

12. BINDING EFFECT. This Third Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

13. AGREEMENT OF ARLINGTON REGARDING GUARANTY. Arlington hereby confirms that (i) the execution and delivery of this Third Amendment will in no way reduce or impair Arlington's obligations under the Guaranty, which Guaranty remains in full force and effect and (ii) the obligations of Arlington under the Guaranty with respect to the performance of the Lessee under the Master Agreement, includes those obligations arising under the Master Agreement, as amended by this Third Amendment.

14. ATTORNEY FEES. Arlington and Lessee, on demand, shall pay Lessor for all costs and expenses, including without limitation attorneys' fees paid or incurred by Lessor in connection with the collection of any sum due hereunder, or in connection with enforcement of any of Lessor's rights or Arlington's and Lessee's obligations under this Third Amendment and the Master Agreement.

15. AMENDMENT FEE. In consideration of the execution of this Third Amendment, Arlington and Lessee have paid to Lessor as a non-refundable deposit in the amount of $50,000.00 (the "AMENDMENT FEE"). To the extent the actual attorney fees incurred by Lessor in connection with the negotiation and preparation of this Third Amendment exceed the Amendment Fee, Lessee and Arlington shall remit such excess to Lessor within ten (10) days following delivery to Lessee and Arlington of invoices detailing such fees.

16. JOINT AND SEVERAL LIABILITY. The obligations of Arlington and Lessee hereunder shall be joint and several.

17. COUNTERPARTS. This Third Amendment may be executed in several counterparts, each of which shall be fully effective as an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - PAGE 9
-------------------------

                                     LESSOR:
                                     -------


                                     PMC COMMERCIAL TRUST


                                     By:      /s/ Lance B. Rosemore
                                              ---------------------------------
                                     Name:    Lance B. Rosemore
                                     Title:   President

                                     PMCT SYCAMORE, L.P.

                                     By:      PMCT AH-SYCAMORE, INC.,
                                              ---------------------------------
                                              Its general partner

                                              By:      /s/ Lance B. Rosemore
                                                       ------------------------
                                              Name:    Lance B. Rosemore
                                              Title:   President


                                     PMCT MACOMB, L.P.

                                     By:      PMCT AH-MACOMB, INC.,
                                              ---------------------------------
                                              Its general partner

                                              By:      /s/ Lance B. Rosemore
                                                       ------------------------
                                              Name:    Lance B. Rosemore
                                              Title:   President


                                     PMCT PLAINFIELD, L.P.

                                     By:      PMCT AH, INC, its general partner


                                              By:      /s/ Lance B. Rosemore
                                                       ------------------------
                                              Name:    Lance B. Rosemore
                                              Title:   President


THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - SIGNATURE PAGE
-------------------------

                                     PMCT MARYSVILLE, L.P.

                                     By:      PMCT AH, INC, its general partner


                                              By:      /s/ Lance B. Rosemore
                                                       ------------------------
                                              Name:    Lance B. Rosemore
                                              Title:   President


                       [SIGNATURES CONTINUED ON NEXT PAGE]


























THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - SIGNATURE PAGE
-------------------------

                                     LESSEE:

                                     ARLINGTON INNS, INC., formerly
                                     AMERIHOST INNS, INC.


                                     By:      /s/ Jerry H. Herman
                                              ---------------------------------
                                     Name:    Jerry H. Herman
                                     Title:   President



                                     By:      /s/ James B. Dale
                                              ---------------------------------
                                     Name:    James B. Dale
                                     Title:   Secretary

                                     ARLINGTON:
                                     ---------

                                     ARLINGTON HOSPITALITY, INC.


                                     By:      /s/ Jerry H. Herman
                                              ---------------------------------
                                     Name:    Jerry H. Herman
                                     Title:   President

                                     By:      /s/ James B. Dale
                                              ---------------------------------
                                     Name:    James B. Dale
                                     Title:   Secretary





THIRD AMENDMENT TO AMENDED AND
RESTATED MASTER AGREEMENT - SIGNATURE PAGE
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